UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Segall Bryant & Hamill All Cap Fund

(SBHAX)

Segall Bryant & Hamill Small Cap Value Fund

(SBHVX)

ANNUAL REPORT

JUNE 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (866) 490-4999 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (866) 490-4999 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Segall Bryant & Hamill Funds

Each a series of Investment Managers Series Trust

Table of Contents

Segall Bryant & Hamill All Cap Fund
Shareholder Letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Segall Bryant & Hamill Small Cap Value Fund
Shareholder Letter	12
Fund Performance	14
Schedule of Investments	15
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	31
Supplemental Information	32
Expense Examples	36

This report and the financial statements contained herein are provided for the general information of the shareholders of the Segall Bryant & Hamill Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.sbhfunds.com

To:	Segall Bryant & Hamill All Cap Fund Shareholders

From:	Ralph M. Segall, CFA, CIC

Principal, Chief Investment Officer

RE:	SBHAX – Annual Shareholder Letter

The Segall Bryant & Hamill All Cap Fund (SBHAX) returned 11.47% for the fiscal year ending June 30, 2019, outperforming the benchmark Russell 3000® Index, which returned 8.98% for the period. The positive performance was the result of security selection, which added 3.9% to relative performance. Sector allocation was not a contributor to relative results as fractional gains in some sectors fully offset fractional declines in others. Within security selection, the biggest gains were shown in the Health Care and Information Technology sectors, both contributing +1.9% in relative performance. The poorest relative performance was seen in Consumer Discretionary, which reduced relative returns by 0.9%.

For the fiscal year, the standouts from an individual stock perspective were Integrated Device Technology (IDTI) and Red Hat (RHT), which contributed 0.9% and 0.7% to relative returns, respectively. Both are technology companies (IDTI is a manufacturer of semiconductors and RHT is a software provider). Both were the objects of cash takeovers (IDTI by a Japanese technology company and RHT by IBM). The worst two performers during the year were Groupon (GRPN), which cost 0.6% in relative return, and HealthCare Services Group (HCSG), which reduced relative returns by 0.5%.

Looking back over the fiscal year, the stock market was on a roller coaster ride, rising slightly in the third quarter of 2018, plunging in the fourth, and then recovering all the decline and even then some in the first half of calendar 2019. Part of the reason for the despair and subsequent euphoria turned on the question of whether the U.S. Federal Reserve (Fed) was thought to be accommodative in providing liquidity to the economy. It is quaint for us to recall now, but in the last 18 months of the 20th century (mid-1998 on), there was a great deal of concern that because many computer programs represented four-digit years with only the final two digits, (making 1900 indistinguishable from 2000, for example) that the change to 2000 was going to disrupt many computer systems and cause the global financial system to possibly shut down. To prevent the banking system from seizing up, the Fed aggressively pumped money into the system in the quarters preceding the millennial turn. When the calendar turned and no disaster ensued, the Fed began vigorously draining what it had added to the system. Stock markets reacted, reaching their peaks in the first quarter of 2000 and falling sharply thereafter.

Following 2008, another crisis but this one far more serious, took place and the Fed and other global central banks cut interest rates to near zero. A global economic collapse was averted, to be sure, but the central banks found themselves with a tiger by the tail which they appear unable to let go, even to this day. Indeed, almost a decade after the global downturn, over $12 trillion of debt globally trades at negative interest rates, which many believed was essentially an impossible outcome beyond a temporary panic in any rational sense. It is quite likely that when the financial history of this era is written, the policies of ZIRP (Zero Interest Rate Policy) and QE (Quantitative Easing) will be viewed as the equivalent of financial opioids for the market. They alleviate the pain of economic downturn very effectively, but they are highly addictive. Weaning the patient from dependence turns out to be hard, but prolonged usage of this financial version of opioids is harmful to the patient. The capital markets are unable to provide signals about misallocation of capital, and many projects that should not be undertaken are. The behavior of many market participants changes. They come to believe the central banks can keep the pain away permanently— that markets will never go down—and ever-more risky behaviors are thus encouraged. The process becomes self-fulfilling…until one day when it isn’t. This movie has played before, and it only gets a Rotten Tomatoes score of 17 on the Happy Ending scale.

SEGALL BRYANT & HAMILL

540 West Madison Street, Suite 1900

Chicago, IL 60661

Sincerely,

Ralph

The views in this letter were as of June 30, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund’s principal risks are: Market Risk: The market value of a security or instrument may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Small- and Mid-Cap Company Risk: The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Management Risk: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Past Performance Does Not Guarantee Future Results.

SEGALL BRYANT & HAMILL

540 West Madison Street, Suite 1900

Chicago, IL 60661

Segall Bryant & Hamill All Cap Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Index measures the performance of the largest 3,000 US companies. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Segall Bryant & Hamill All Cap Fund	11.47%	8.69%	9.77%	07/31/13
Russell 3000 Index	8.98%	10.19%	11.74%	07/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 490-4999.

Gross and net expense ratios for the Fund were 1.18% and 0.98%, respectively, which were the amounts stated in the current prospectus dated November 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.98% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee. Effective March 19, 2019, the Fund no longer charges a redemption fee.

Segall Bryant & Hamill All Cap Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2019

Number of Shares		Value
	COMMON STOCKS — 95.8%
	Communications — 5.7%
2,376	Alphabet, Inc. - Class C*	$2,568,242
49,935	Comcast Corp. - Class A	2,111,252
15,874	GrubHub, Inc. *	1,238,013
		5,917,507
	Consumer Discretionary — 14.0%
1,821	Amazon.com, Inc. *	3,448,300
5,920	Cintas Corp.	1,404,757
5,033	Domino's Pizza, Inc.	1,400,583
18,969	Hasbro, Inc.	2,004,644
15,445	Live Nation Entertainment, Inc. *	1,023,231
5,168	O'Reilly Automotive, Inc. *	1,908,646
37,821	TJX Cos., Inc.	1,999,975
16,229	VF Corp.	1,417,603
		14,607,739
	Consumer Staples — 4.7%
12,794	Estee Lauder Cos., Inc. - Class A	2,342,710
16,389	Lamb Weston Holdings, Inc.	1,038,407
9,531	McCormick & Co., Inc.	1,477,400
		4,858,517
	Energy — 2.0%
11,637	Concho Resources, Inc.	1,200,706
64,935	Marathon Oil Corp.	922,726
		2,123,432
	Financials — 15.0%
11,119	Aon PLC[1]	2,145,745
42,054	Ares Management Corp. - Class A	1,100,553
6,976	Berkshire Hathaway, Inc. - Class B*	1,487,074
12,286	First Republic Bank	1,199,728
24,797	JPMorgan Chase & Co.	2,772,304
15,137	Reinsurance Group of America, Inc.	2,361,826
18,048	Visa, Inc. - Class A	3,132,230
32,317	Zions Bancorp NA.	1,485,936
		15,685,396
	Health Care — 20.5%
17,526	Abbott Laboratories	1,473,936

Segall Bryant & Hamill All Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of June 30, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
16,917	Alcon, Inc. *1	$1,049,700
24,061	Baxter International, Inc.	1,970,596
7,330	Bio-Techne Corp.	1,528,232
37,601	Catalent, Inc. *	2,038,350
15,654	Danaher Corp.	2,237,270
6,523	ICU Medical, Inc. *	1,643,209
1,792	Mettler-Toledo International, Inc. *	1,505,280
19,763	Novartis A.G. - ADR[1]	1,804,559
6,728	Thermo Fisher Scientific, Inc.	1,975,879
9,086	UnitedHealth Group, Inc.	2,217,075
17,679	Zoetis, Inc.	2,006,390
		21,450,476
	Industrials — 6.1%
12,441	Amphenol Corp. - Class A	1,193,590
2,820	Boeing Co.	1,026,508
11,492	Honeywell International, Inc.	2,006,388
5,806	Roper Technologies, Inc.	2,126,506
		6,352,992
	Materials — 6.8%
14,047	Avery Dennison Corp.	1,624,957
20,810	Berry Global Group, Inc. *	1,094,398
18,954	FMC Corp.	1,572,234
13,006	Franco-Nevada Corp.[1]	1,103,949
16,423	Ingevity Corp. *	1,727,207
		7,122,745
	Technology — 21.0%
7,877	Adobe, Inc.*	2,320,958
10,150	Apple, Inc.	2,008,888
33,856	FLIR Systems, Inc.	1,831,610
18,118	Guidewire Software, Inc. *	1,836,803
35,339	IHS Markit Ltd. *1	2,251,801
96,976	Marvell Technology Group Ltd.[1]	2,314,817
25,699	Microchip Technology, Inc.	2,228,103
32,065	Microsoft Corp.	4,295,427
7,779	S&P Global, Inc.	1,771,979
5,102	Zebra Technologies Corp. - Class A*	1,068,818
		21,929,204
	Total Common Stocks
	(Cost $75,486,164)	100,048,008

Segall Bryant & Hamill All Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of June 30, 2019

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 3.8%
$3,964,133	UMB Money Market Fiduciary, 0.25%[2]	$3,964,133
	Total Short-Term Investments
	(Cost $3,964,133)	3,964,133
	TOTAL INVESTMENTS — 99.6%
	(Cost $79,450,297)	104,012,141
	Other Assets in Excess of Liabilities — 0.4%	405,910
	TOTAL NET ASSETS — 100.0%	$104,418,051

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements

Segall Bryant & Hamill All Cap Fund

SUMMARY OF INVESTMENTS

As of June 30, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	21.0%
Health Care	20.5%
Financials	15.0%
Consumer Discretionary	14.0%
Materials	6.8%
Industrials	6.1%
Communications	5.7%
Consumer Staples	4.7%
Energy	2.0%
Total Common Stocks	95.8%
Short-Term Investments	3.8%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

Segall Bryant & Hamill All Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019

Assets:
Investments, at value (cost $79,450,297)	$104,012,141
Receivables:
Investment securities sold	394,999
Fund shares sold	144,427
Dividends and interest	20,576
Prepaid expenses	14,872
Total assets	104,587,015

Liabilities:
Payables:
Investment securities purchased	16,499
Fund shares redeemed	31,442
Advisory fees	46,381
Shareholder servicing fees (Note 7)	4,367
Auditing fees	18,343
Fund administration fees	9,432
Fund accounting fees	9,110
Legal fees	8,651
Custody fees	6,474
Transfer agent fees and expenses	5,354
Shareholder reporting fees	4,818
Trustees' Deferred Compensation (Note 3)	2,581
Chief Compliance Officer fees	1,232
Trustees' fees and expenses	490
Accrued other expenses	3,790
Total liabilities	168,964

Net Assets	$104,418,051

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$79,544,231
Total distributable earnings	24,873,820
Net Assets	$104,418,051

Number of shares issued and outstanding	6,608,852
Net asset value per share	$15.80

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2019

Investment Income:
Dividends	$921,592
Interest	13,064
Total investment income	934,656

Expenses:
Advisory fees	650,690
Fund administration fees	85,833
Shareholder servicing fees (Note 7)	80,149
Fund accounting fees	53,087
Transfer agent fees and expenses	30,361
Registration fees	23,499
Auditing fees	18,250
Legal fees	16,002
Shareholder reporting fees	15,001
Custody fees	13,801
Trustees' fees and expenses	8,501
Miscellaneous	7,001
Chief Compliance Officer fees	5,701
Insurance fees	1,511

Total expenses	1,009,387
Advisory fees waived	(136,645)
Net expenses	872,742
Net investment income	61,914

Realized and Unrealized Gain:
Net realized gain on Investments	1,807,339
Net change in unrealized appreciation/depreciation on Investments	8,349,993
Net realized and unrealized gain	10,157,332

Net Increase in Net Assets from Operations	$10,219,246

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$61,914	$(47,915)
Net realized gain on investments	1,807,339	1,563,331
Net change in unrealized appreciation/depreciation on investments	8,349,993	5,740,811
Net increase in net assets resulting from operations	10,219,246	7,256,227

Distributions to Shareholders:
Distributions to shareholders[1]	(3,099,152)
Total	(3,099,152)
From net realized gain		(406,281)
Total		(406,281)

Capital Transactions:
Net proceeds from shares sold	25,736,271	16,594,999
Reinvestment of distributions	3,082,555	404,723
Cost of shares redeemed[2]	(11,151,548)	(7,681,799)
Net increase in net assets from capital transactions	17,667,278	9,317,923

Total increase in net assets	24,787,372	16,167,869

Net Assets:
Beginning of period	79,630,679	63,462,810
End of period[3]	$104,418,051	$79,630,679

Capital Share Transactions:
Shares sold	1,726,878	1,156,316
Shares reinvested	237,120	28,028
Shares redeemed	(751,987)	(534,656)
Net increase in capital share transactions	1,212,011	649,688

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fee proceeds of $6,838 and $3,788, respectively.
[3]	End of year net assets includes accumulated undistributed net investment loss of $14,603 for the year ended June 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.76	$13.37	$11.82	$12.25	$11.44
Income from Investment Operations:
Net investment income (loss)[1]	0.01	(0.01)	- [2]	- [2]	(0.01)
Net realized and unrealized gain	1.57	1.48	1.55	- [2]	0.94
Total from investment operations	1.58	1.47	1.55	-	0.93

Less Distributions:
From net investment income	-	-	- [2]	-	-
From net realized gain	(0.54)	(0.08)	-	(0.43)	(0.12)
Total distributions	(0.54)	(0.08)	-	(0.43)	(0.12)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$15.80	$14.76	$13.37	$11.82	$12.25

Total return[3]	11.47%	11.01%	13.14%	0.07%	8.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$104,418	$79,631	$63,463	$42,216	$18,468

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.14%	1.22%	1.40%	1.69%	2.12%
After fees waived and expenses absorbed	0.98%	1.02%[4]	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.09)%	(0.27)%	(0.32)%	(0.59)%	(1.09)%
After fees waived and expenses absorbed	0.07%	(0.07)%	(0.02)%	0.00%	(0.07)%

Portfolio turnover rate	38%	37%	38%	33%	46%

[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	The Advisor has agreed to contractually waive its fees to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.98% of the average daily net assets. Prior to November 1, 2017, the annual operating expense limit was 1.10%. Please see Note 3 for additional information.

See accompanying Notes to Financial Statements.

To:	Segall Bryant & Hamill Small Cap Value Fund Shareholders

From:	Mark Dickherber, CFA, CPA

Principal, Director of Small Cap Strategies

Shaun P. Nicholson

Principal, Senior Portfolio Manager

RE:	SBHVX – Annual Shareholder Letter

The Segall Bryant & Hamill Small Cap Value Fund (SBHVX) returned 5.33% in the fiscal year ending June 30, 2019 versus a return of -6.24% for its benchmark, the Russell 2000® Value Index. We believe the Fund’s strong relative performance was due to our approach of investing in companies with very low embedded expectations that are changing the way they allocate capital and driving their Return on Invested Capital (ROIC) higher. The pickup in market volatility during the period, especially in the fourth quarter of 2018, benefitted the Fund, as our process and risk analysis are designed to help potentially preserve shareholder capital in down markets. The market, in general, seemed to be moving fast over the past twelve months and while investors were more aware of rising risks, this did not lead to any sustainable downside in the market despite company profit margins starting to decline.

Security selection accounted for most of the Fund’s relative performance during the period, primarily in the Industrials (+4.8%), Health Care (+2.9%) and Consumer Staples (+2.7%) sectors. Nine out of eleven sectors contributed positively to relative results, with only Financials and Communication Services being modest drags on performance. On a stock-specific basis, the largest contributors to return over the fiscal year were Great Lakes Dredge & Dock Corporation (GLDD) and Esterline Technologies Corporation (ESL). Innophos Holdings, Inc. (IPHS) and Chico’s FAS, Inc. (CHS) were the largest detractors from return on an absolute basis in the period.

Looking forward, we believe the markets will remain volatile and global risks will continue to rise. At some point, capital preservation will become a greater focus for investors. We have concerns that the market seems to be ignoring, at least for the time being. These include the continued deterioration in leading indicators and rate curve inversions both in the U.S. and abroad. Given this, we believe the market will need good news on trade deals (beyond just U.S. and China but on other outstanding trade disputes) and interest rates. While we do not manage the Fund around broad market-related factors (such as tariffs, interest rates, and currency), we are aware of the impact these developments can have on our companies achieving their return on invested capital (ROIC) goals and this helps us assess whether we are being paid for the risks facing our companies. We view ourselves as risk managers in that we aim to be compensated for whatever risks we are taking at a company and macro level. Our goal is to ensure that shareholder capital is invested prudently—in other words, we seek to potentially preserve capital on the downside while striving to be positioned for multiple ways to “win” on the upside. Given this prudence, our cash balances have been a little higher than normal and we have trimmed some of our exposures, including in Cyclicals, that no longer meet our reward-to-risk standards. However, we continue to find new ideas, redeploying our capital into new companies we believe are on the verge of positive inflections in ROIC with management teams that are implementing better capital allocation disciplines.

Despite our concerns for the broader market, we believe the Fund is well positioned to potentially take advantage of market volatility should it continue. Our approach is to identify companies with improving ROIC and to gain better visibility into these improvements relative to the market. We believe this, coupled with our reward to risk ratio scenario analysis, should allow us to navigate more volatile periods. We also view volatility favorably, as the market becomes more inefficient in valuing companies and this provides more opportunities to invest at very attractive reward-to-risk ratios.

SEGALL BRYANT & HAMILL

540 West Madison Street, Suite 1900

Chicago, IL 60661

Looking forward, we believe that at some juncture capital preservation will become the bigger focus for investors. We are not market timers for such events; however, we are risk managers in that we aim to ensure we are compensated for whatever risk we are taking at a company and macro level. With that said, we have trimmed some of our more cyclical exposures due to cost pressures that have increased even more so than two months ago. This turn of events was not wholly unexpected, but the pressures seem to have reached something more than what can be handled via pricing, therefore negatively impacting the ROIC profiles of these holdings. While we may have some time before the cycle ends, pragmatic risk control has always been a part of our process to ensure we are being compensated appropriately for the risks we are taking. We continue to unearth new ideas that the market is shunning despite new members of management and changes in capital allocation, so while we are trimming some exposures that no longer meet our reward-to-risk ratio needs, we have been able to redeploy our capital into new companies we believe are on the verge of positive ROIC inflection. Our process of finding companies that appear mispriced due to chronic historical capital misallocation, our due diligence and litmus tests from our proprietary Dashboard, wrapped within our risk matrix, allow us to be pragmatic with how we take risks. Our goal is always to ensure that your capital is invested with utmost concern—in other words, aiming to potentially preserve capital on the downside while striving to be positioned for multiple ways to “win” on the upside.

We wish to thank our clients, partners and prospects—you make us better investors with your questions, feedback and support.

Thank you,

Mark and Shaun

The views in this letter were as of June 30, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund’s principal risks are: Market Risk: The market value of a security or instrument may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Small- and Mid-Cap Company Risk: The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Management Risk: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Past Performance Does Not Guarantee Future Results.

SEGALL BRYANT & HAMILL

540 West Madison Street, Suite 1900

Chicago, IL 60661

Segall Bryant & Hamill Small Cap Value Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index is a subset of the Russell 3000 index and measures the performance of the 2,000 small cap value companies. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Segall Bryant & Hamill Small Cap Value Fund	5.33%	7.60%	8.91%	07/31/13
Russell 2000 Value Index	-6.24%	5.39%	7.06%	07/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 490-4999.

Gross and net expense ratios for the Fund were 1.24% and 0.99%, respectively, which were the amounts stated in the current prospectus dated November 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.99% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee. Effective March 19, 2019, the Fund no longer charges a redemption fee

Segall Bryant & Hamill Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2019

Number of Shares		Value
	COMMON STOCKS — 93.1%
	Consumer Discretionary — 8.4%
3,468	Allegiant Travel Co.	$497,658
21,210	Caleres, Inc.	422,503
9,882	Foot Locker, Inc.	414,254
12,146	Gentherm, Inc.*	508,067
21,246	Huron Consulting Group, Inc.*	1,070,374
47,764	Jack in the Box, Inc.	3,887,512
11,521	Papa John's International, Inc.	515,219
199,298	Quanex Building Products Corp.	3,764,739
105,800	Red Lion Hotels Corp.*	752,238
		11,832,564
	Consumer Staples — 5.5%
22,734	Flowers Foods, Inc.	529,020
197,540	Hain Celestial Group, Inc.*	4,326,126
30,307	Pilgrim's Pride Corp. *	769,495
40,266	TreeHouse Foods, Inc. *	2,178,391
		7,803,032
	Energy — 5.3%
98,341	C&J Energy Services, Inc.*	1,158,457
97,169	Callon Petroleum Co.*	640,344
29,057	EnerSys	1,990,405
40,422	PDC Energy, Inc.*	1,457,617
35,306	World Fuel Services Corp.	1,269,604
82,836	WPX Energy, Inc.	953,442
		7,469,869
	Financials — 26.2%
47,764	Chimera Investment Corp. - REIT	901,307
72,838	Columbia Property Trust, Inc. - REIT	1,510,660
30,307	Community Bank System, Inc.	1,995,413
19,610	Cousins Properties, Inc. - REIT	709,294
51,435	Enterprise Financial Services Corp.	2,139,696
227,144	Equity Commonwealth - REIT	7,386,723
52,998	First Busey Corp.	1,399,677
58,153	Healthcare Trust of America, Inc. - Class A - REIT	1,595,137
42,336	IBERIABANK Corp.	3,211,185
64,753	Investors Bancorp, Inc.	721,996
36,165	Lakeland Financial Corp.	1,693,607
66,159	National Bank Holdings Corp. - Class A	2,401,572
20,231	Pebblebrook Hotel Trust - REIT	570,109

Segall Bryant & Hamill Small Cap Value Fund

SCHEDULE OF INVESTMENTS – Continued

As of June 30, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	Financials (Continued)
105,566	Physicians Realty Trust - REIT	$1,841,071
25,073	Renasant Corp.	901,124
47,999	Seacoast Banking Corp. of Florida*	1,221,094
143,879	Umpqua Holdings Corp.	2,386,952
89,241	United Community Banks, Inc.	2,548,723
48,663	WesBanco, Inc.	1,875,959
		37,011,299
	Health Care — 9.7%
63,308	AngioDynamics, Inc.*	1,246,534
66,706	Chembio Diagnostics, Inc.*	406,240
93,302	Hanger, Inc.*	1,786,733
63,503	Magellan Health, Inc.*	4,713,828
28,745	Natus Medical, Inc.*	738,459
89,045	Orthofix Medical, Inc.*	4,708,700
		13,600,494
	Industrials — 7.9%
22,105	Astec Industries, Inc.	719,739
51,592	AZZ, Inc.	2,374,264
26,068	Columbus McKinnon Corp.	1,094,074
13,747	FARO Technologies, Inc.*	722,817
164,424	Great Lakes Dredge & Dock Corp.*	1,815,241
6,288	ITT, Inc.	411,738
18,942	Regal Beloit Corp.	1,547,751
24,169	Spartan Motors, Inc.	264,892
65,612	SPX Corp.*	2,166,508
		11,117,024
	Materials — 8.3%
118,844	Coeur Mining, Inc.*	515,783
36,982	Ferro Corp.*	584,316
208,788	Innophos Holdings, Inc.	6,077,819
136,888	PH Glatfelter Co.	2,310,669
71,779	Silgan Holdings, Inc.	2,196,437
		11,685,024
	Technology — 15.4%
104,043	Conduent, Inc.*	997,772
27,248	CSG Systems International, Inc.	1,330,520
233,009	FireEye, Inc.*	3,450,863
33,198	FLIR Systems, Inc.	1,796,012

Segall Bryant & Hamill Small Cap Value Fund

SCHEDULE OF INVESTMENTS – Continued

As of June 30, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	Technology (Continued)
255,264	NCR Corp.*	$7,938,710
35,285	Nuance Communications, Inc.*	563,502
67,839	Photronics, Inc.*	556,280
98,965	Progress Software Corp.	4,316,853
68,503	Sierra Wireless, Inc.*1	827,516
		21,778,028
	Utilities — 6.4%
16,911	ALLETE, Inc.	1,407,164
13,552	American States Water Co.	1,019,653
30,814	California Water Service Group	1,560,113
23,313	Connecticut Water Service, Inc.	1,625,382
30,580	New Jersey Resources Corp.	1,521,967
23,595	PNM Resources, Inc.	1,201,221
13,324	Portland General Electric Co.	721,761
		9,057,261
	Total Common Stocks
	(Cost $124,981,891)	131,354,595

Principal Amount
	SHORT-TERM INVESTMENTS — 8.2%
$11,606,469	UMB Money Market Fiduciary, 0.25%[2]	11,606,469
	Total Short-Term Investments
	(Cost $11,606,469)	11,606,469
	TOTAL INVESTMENTS — 101.3%
	(Cost $136,588,360)	142,961,064
	Liabilities in Excess of Other Assets — (1.3)%	(1,768,580)
	TOTAL NET ASSETS — 100.0%	$141,192,484

REIT – Real Estate Investment Trusts

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements

Segall Bryant & Hamill Small Cap Value Fund

SUMMARY OF INVESTMENTS

As of June 30, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	26.2%
Technology	15.4%
Health Care	9.7%
Consumer Discretionary	8.4%
Materials	8.3%
Industrials	7.9%
Utilities	6.4%
Consumer Staples	5.5%
Energy	5.3%
Total Common Stocks	93.1%
Short-Term Investments	8.2%
Total Investments	101.3%
Liabilities in Excess of Other Assets	(1.3)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

Segall Bryant & Hamill Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019

Assets:
Investments, at value (cost $136,588,360)	$142,961,064
Receivables:
Investment securities sold	605,095
Fund shares sold	76,631
Dividends and interest	150,935
Prepaid expenses	16,951
Total assets	143,810,676

Liabilities:
Payables:
Investment securities purchased	267,102
Fund shares redeemed	2,185,159
Advisory fees	71,403
Shareholder servicing fees (Note 7)	21,277
Auditing fees	18,343
Fund administration fees	11,538
Fund accounting fees	8,095
Custody Fees	7,807
Transfer agent fees and expenses	5,159
Trustees' deferred compensation (Note 3)	2,638
Chief Compliance Officer fees	1,199
Trustees' fees and expenses	419
Accrued other expenses	18,053
Total liabilities	2,618,192

Net Assets	$141,192,484

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$129,934,718
Total distributable earnings	11,257,766
Net Assets	$141,192,484

Number of shares issued and outstanding	11,214,166
Net asset value per share	$12.59

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2019

Investment Income:
Dividends	$2,235,726
Interest	23,885
Total investment income	2,259,611

Expenses:
Advisory fees	1,003,170
Fund administration fees	115,295
Shareholder servicing fees (Note 7)	104,379
Fund accounting fees	60,772
Transfer agent fees and expenses	32,688
Custody fees	27,580
Registration fees	21,998
Auditing fees	18,250
Legal fees	15,002
Miscellaneous	12,241
Shareholder reporting fees	10,501
Trustees' fees and expenses	8,001
Chief Compliance Officer fees	5,701
Insurance fees	1,540

Total expenses	1,437,118
Advisory fees waived	(195,694)
Net expenses	1,241,424
Net investment income	1,018,187

Realized and Unrealized Gain (Loss):
Net realized gain on investments	9,587,704
Net change in unrealized appreciation/depreciation on investments	(3,896,259)
Net realized and unrealized gain	5,691,445

Net Increase in Net Assets from Operations	$6,709,632

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,018,187	$344,352
Net realized gain on investments	9,587,704	6,872,725
Net change in unrealized appreciation/depreciation on investments	(3,896,259)	4,769,377
Net increase in net assets resulting from operations	6,709,632	11,986,454

Distributions to Shareholders:
Distributions to Shareholders[1]	(11,088,064)
Total	(11,088,064)
From net investment income		(137,018)
From net realized gain		(5,250,629)
Total		(5,387,647)

Capital Transactions:
Net proceeds from shares sold	51,525,598	40,482,555
Reinvestment of distributions	9,987,881	4,947,595
Cost of shares redeemed[2]	(22,778,087)	(8,265,405)
Net increase in net assets from capital transactions	38,735,392	37,164,745

Total increase in net assets	34,356,960	43,763,552

Net Assets:
Beginning of period	106,835,524	63,071,972
End of period[3]	$141,192,484	$106,835,524

Capital Share Transactions:
Shares sold	4,049,887	3,181,901
Shares reinvested	919,695	395,491
Shares redeemed	(1,858,875)	(657,602)
Net increase in capital share transactions	3,110,707	2,919,790

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fee proceeds of $21,089 and $2,129, respectively.
[3]	End of year net assets includes accumulated undistributed net investment income of $171,488 for the year ended June 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.18	$12.17	$10.33	$11.45	$11.39
Income from Investment Operations:
Net investment income[1]	0.10	0.05	0.01	0.03	0.02
Net realized and unrealized gain (loss)	0.42	1.81	1.86	(0.58)	0.53
Total from investment operations	0.52	1.86	1.87	(0.55)	0.55

Less Distributions:
From net investment income	(0.08)	(0.02)	(0.01)	(0.02)	(0.01)
From net realized gain	(1.03)	(0.83)	(0.02)	(0.55)	(0.48)
Total distributions	(1.11)	(0.85)	(0.03)	(0.57)	(0.49)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$12.59	$13.18	$12.17	$10.33	$11.45

Total return[3]	5.33%	15.63%	18.07%	(4.68)%	5.21%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$141,192	$106,836	$63,072	$43,105	$30,660

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.14%	1.25%	1.39%	1.68%	1.84%
After fees waived and expenses absorbed	0.99%	1.01%[4]	1.15%[5]	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.66%	0.18%	(0.15)%	(0.20)%	(0.48)%
After fees waived and expenses absorbed	0.81%	0.42%	0.09%	0.28%	0.16%

Portfolio turnover rate	68%	59%	70%	57%	51%

[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	The Advisor has agreed to contractually waive its fees to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.99% of the average daily net assets. Prior to November 1, 2017, the annual operating expense limit was 1.08%. Please see Note 3 for additional information.
[5]	The Advisor has agreed to voluntarily waive its fees and/or to reimburse the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.08% of the average daily net assets. Prior to February 1, 2017, the annual operating expense limit was 1.20%. Please see Note 3 for additional information.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

Note 1 – Organization

Segall Bryant & Hamill All Cap Fund (the “All Cap Fund”) and Segall Bryant & Hamill Small Cap Value Fund (the “Small Cap Value Fund”) (each a “fund” and collectively the “Funds”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The All Cap Fund commenced operations on July 31, 2013, and its primary investment objective is to provide long-term capital appreciation. The Small Cap Value Fund commenced operations on July 31, 2013, and its primary investment objective is to provide long-term capital appreciation.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2019

(c) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in each Fund’s Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended June 30, 2016-2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Funds declare and pay dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Segall Bryant & Hamill (the “Advisor”). Under the terms of the Agreement, the All Cap and Small Cap Value Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 0.73% and 0.80%, respectively, of each Fund’s average daily net assets. Prior to November 1, 2017, the All Cap and Small Cap Value Funds paid monthly investment advisory fee at the annual rate of 0.85% and 0.83%, respectively, of each Fund’s average daily net assets. Prior to February 1, 2017, the Small Cap Value Fund paid monthly investment advisory fee at the annual rate of 0.95% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.98% and 0.99% of average daily net assets of the All Cap Fund and Small Cap Value Fund, respectively. These agreements are in effect until October 31, 2019 and may be terminated before that date only by the Trust’s Board of Trustees.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2019

In addition to its contractual expense limitation, the Advisor has also agreed to voluntarily waive its fees and/or to reimburse the Small Cap Value Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.08% of  the average daily net assets of the Fund’s shares from February 1, 2017 through October 31, 2017.  The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Prior to February 1, 2017, the advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commission, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% and 1.10% of the average daily net assets of the Small Cap Value Fund and All Cap Fund, respectively.

For the year ended June 30, 2019, the Advisor waived its advisory fees and absorbed other expenses totaling $136,645, and $195,694 for the All Cap and Small Cap Value Funds, respectively. Other than voluntary limitations, the Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The advisor may recapture all or a portion of this amount no later than the dates stated below:

	All Cap Fund	Small Cap Value Fund
2020	$159,002	$79,511
2021	147,905	141,555
2022	136,645	195,694
Total	$443,552	$416,760

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2019 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2019, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on each Fund’s Statement of Operations.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2019

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in each Fund’s Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2019, are reported on each Fund’s Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2019, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	All Cap Fund	Small Cap Value Fund
Cost of investments	$79,519,724	$137,037,847

Gross unrealized appreciation	$25,846,212	$13,088,421
Gross unrealized depreciation	(1,353,795)	(7,165,204)
Net unrealized appreciation (depreciation) on investments	$24,492,417	$5,923,217

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital, from total distributable earnings as follows:

Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings
All Cap Fund	$325	$(325)
Small Cap Value Fund	$524	$(524)

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2019

As of June 30, 2019, the components of accumulated earnings on a tax basis were as follows:

	All Cap Fund	Small Cap Value Fund
Undistributed ordinary income	$46,986	$2,531,313
Undistributed long-term capital gains	334,417	2,803,236
Accumulated earnings	381,403	5,334,549

Accumulated capital and other losses	-	-
Unrealized appreciation on investments	24,492,417	5,923,217
Total accumulated earnings	$24,873,820	$11,257,766

The tax character of distributions paid during the fiscal years ended June 30, 2019, and June 30, 2018 were as follows:

	All Cap Fund		Small Cap Value Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary Income	$-	$-	$4,273,845	$3,303,189
Net long-term capital gains	3,099,152	406,281	6,814,219	2,084,458
Total distributions paid	$3,099,152	$406,281	$11,088,064	$5,387,647

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2019 and for the year ended June 30, 2018, redemption fees were as follows: Effective March 19, 2019, the Funds no longer charge a redemption fee.

	June 30, 2019	June 30, 2018
All Cap Fund	$6,838	$3,788
Small Cap Value Fund	21,089	2,129

Note 6 – Investment Transactions

For the year ended June 30, 2019, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Fund	$47,149,479	$32,118,080
Small Cap Value Fund	105,225,747	79,212,568

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2019, shareholder servicing fees incurred are disclosed on each Fund’s Statements of Operations.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2019

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2019, in valuing the Funds’ assets carried at fair value:

All Cap Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$100,048,008	$-	$-	$100,048,008
Short-Term Investments	3,964,133	-	-	3,964,133
Total Investments	$104,012,141	$-	$-	$104,012,141

Small Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$131,354,595	$-	$-	$131,354,595
Short-Term Investments	11,606,469	-	-	11,606,469
Total Investments	$142,961,064	$-	$-	$142,961,064

*	The Funds did not hold any Level 2 or 3 securities at period end.
[1]	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Note 10 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework

- Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Note 11 – Events Subsequent to the Fiscal Year End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

On April 8, 2019, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of each Fund referred to below (each an “Acquired Fund”), each a series of the Trust, into a corresponding newly organized series (each an “Acquiring Fund”) of Segall Bryant & Hamill Trust (“SBHT”), also listed below. The reorganization of each Acquired Fund is subject to approval by its shareholders.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2019

Acquired Fund	Acquiring Fund
Segall Bryant & Hamill All Cap Fund	Segall Bryant & Hamill All Cap Fund
Segall Bryant & Hamill Emerging Markets Fund	Segall Bryant & Hamill Emerging Markets Fund
Segall Bryant & Hamill International Small Cap Fund	Segall Bryant & Hamill International Small Cap Fund
Segall Bryant & Hamill Small Cap Value Fund	Segall Bryant & Hamill Small Cap Value Fund

Each Acquiring Fund has the same investment objective and principal investment strategies, and similar investment restrictions as the corresponding Acquired Fund. Following the reorganizations, each Acquired Fund’s current investment advisor, Segall Bryant & Hamill, LLC (“SBH”), will continue to serve as investment advisor to each Acquiring Fund. Each Acquiring Fund will have the same portfolio management team as each corresponding Acquired Fund.

The Plan provides for each Acquired Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganizations are not expected to result in the recognition of gain or loss by any of the Acquired Funds or their shareholders for federal tax purposes. SBH has agreed to bear the costs related to the reorganizations.

The Trust will call a shareholder meeting at which shareholders of each Acquired Fund will be asked to consider and vote on the Plan with respect to their Acquired Fund. If the reorganization of an Acquired Fund is approved by its respective shareholders, the reorganization of that Acquired Fund is expected to take effect in the third quarter of 2019.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Segall Bryant & Hamill Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of June 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2019

Segall Bryant & Hamill Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended June 30, 2019, 100% and 30.87%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), for the All Cap Fund and Small Cap Value Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended June 30, 2019, 100% and 30.95%, respectively, of the dividends paid from net investment income,including short-term capital gains (if any), for the All Cap Fund and Small Cap Value Fund, qualifies for the dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the year ended June 30, 2019, the All Cap Fund and the Small Cap Value Fund, respectively, designates $3,009,152 and $6,814,219 as a long-term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (866) 490-4999. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	Investment Managers Series Trust (includes 60 portfolios).
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Investment Managers Series Trust (includes 60 portfolios). Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

Segall Bryant & Hamill Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	Investment Managers Series Trust (includes 60 portfolios).
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	4	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).

Segall Bryant & Hamill Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, UMB Distribution Services (March 2013 – present). EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. President (June 2014 – present) and Vice President (December 2013 - June 2014), Investment Managers Series Trust.	4	Investment Managers Series Trust (includes 60 portfolios).
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A

Segall Bryant & Hamill Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the Segall Bryant & Hamill Emerging Markets Fund and the Segall Bryant & Hamill International Small Cap Fund which are offered in a separate prospectus. The Funds do not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Segall Bryant & Hamill Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2019 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All Cap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/19	6/30/19	1/1/19 – 6/30/19
Actual Performance	$ 1,000.00	$ 1,209.80	$ 5.36
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,019.94	$ 4.90

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Segall Bryant & Hamill Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended June 30, 2019 (Unaudited)

Small Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/19	6/30/19	1/1/19 – 6/30/19
Actual Performance	$ 1,000.00	$ 1,161.40	$ 5.30
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,019.89	$ 4.96

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Segall Bryant & Hamill Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Segall Bryant & Hamill

540 West Madison Street, Suite 1900

Chicago, Illinois 60661

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Segall Bryant & Hamill All Cap Fund	SBHAX	46141P 784
Segall Bryant & Hamill Small Cap Value Fund	SBHVX	46141P 776

Privacy Principles of the Segall Bryant & Hamill Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Segall Bryant & Hamill Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (866) 490-4999, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 490-4999 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds will file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (866) 490-4999.

Segall Bryant & Hamill Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 490-4999

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-490-4999

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2019	FYE 06/30/2018
Audit Fees	$ 36,800	$ 30,900
Audit-Related Fees	N/A	N/A
Tax Fees	$ 5,600	$ 5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2019	FYE 06/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2019	FYE 06/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/9/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/9/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/9/2019